Initial Phase 3 Studies Results for Rilonacept in the Prevention of Gout Flares in Patients Initiating Uric Acid-lowering Therapy and the Treatment of Patients in the Midst of an Acute Gout Attack

Investor Teleconference

June 9, 2010

REGENERON

Safe Harbor Statement

- Except for historical information, the matters contained in this presentation may constitute forward-looking statements that involve risks and uncertainties, including uncertainties related to product development and clinical trials, unforeseen safety issues resulting from the administration of products in patients, uncertainties related to the need for regulatory and other government approvals, risks related to third party patents and proprietary technology, the need for additional capital, uncertainty of market acceptance of Regeneron's product candidates, the receipt of future payments, the continuation of business partnerships, and additional risks detailed from time to time in Regeneron's filings with the Securities and Exchange Commission (SEC). Please refer to Regeneron's recent Forms 10-K, 10-Q, and 8-K for additional information on the uncertainties and risk factors related to our business.
- Because forward-looking statements involve risks and uncertainties, actual results may differ materially from current results expected by Regeneron. Regeneron is providing this information as of the original date of this presentation and expressly disclaims any duty to update any information contained in these materials.

Important Information About ARCALYST® (rilonacept)

- Rilonacept, marketed as ARCALYST®, is currently indicated in the U.S. for the treatment of Cryopyrin-Associated Periodic Syndromes (CAPS), including Familial Cold Auto-inflammatory Syndrome (FCAS) and Muckle-Wells Syndrome (MWS) in adults and children 12 and older.
- The safety and efficacy of ARCALYST in any gout setting have not been evaluated by regulatory authorities. ARCALYST is not approved for use in gout.
- IL-1 blockade may interfere with immune response to infections. Serious, life-threatening infections have been reported in patients taking ARCALYST. ARCALYST should be discontinued if a patient develops a serious infection.
- Taking ARCALYST with tumor necrosis factor inhibitors is not recommended because this may increase the risk of serious infections.
- Treatment with ARCALYST should not be initiated in patients with active or chronic infections.
- Patients should not receive a live vaccine while taking rilonacept. It is recommended that patients receive all recommended vaccinations prior to initiation of treatment with ARCALYST.
- Patients should be monitored for changes in their lipid profiles and provided with medical treatment if warranted.
- Hypersensitivity reactions associated with ARCALYST administration have been rare.
- Please see the full Prescribing Information for ARCALYST, available online at www.regeneron.com/ARCALYST-fpi.pdf.

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Objectives

- To review the results of two Phase 3 studies of ARCALYST® (rilonacept) in two distinct gout settings:
  - Prevention of gout flares in patients initiating uric acid-lowering (ie, allopurinol) therapy
  - Treatment of gout pain in patients experiencing an acute gout attack
- To provide a summary of the ongoing Phase 3 clinical program in gout
- To review next steps and timelines

Gout

- Gout: a disease resulting from the deposition of monosodium urate crystals in the joints caused by excess serum uric acid (a bodily waste product normally excreted by the kidneys)
- Clinical manifestations:
  - acute and chronic pain/inflammation of joints and surrounding tissue
  - tophi development (deposits of crystallized uric acid) in the joints of the toes, ankles, knees, wrists, fingers, and elbows
- Treatment:
  - resolve acute attacks with anti-inflammatory therapy
  - reduce and maintain normal uric acid levels (< 6.0 mg/dL)

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Allopurinol in the Treatment of Gout

- Role: reduces the production of uric acid to help normalize serum uric acid levels with chronic use
- Usage:
  - over 1.3 million gout patients receive allopurinol treatment each year
  - over 750,000 new gout patient starts are initiated with allopurinol each year
- Major treatment impediment:
  - during first months of urate-lowering therapy while uric acid blood levels are being reduced, uric acid crystal dissolution can result in stimulation of inflammatory mediators, causing acute flares of joint pain and inflammation and resultant limitations on patient daily functioning
  - adherence to uric acid-lowering therapy is low, potentially leading to continued gout symptoms and tophi progression

Gout: Evidence for Role of IL-1

- Gout has IL-1-associated clinical features
  - inflammation, fever, elevated acute phase response
- IL-1 is a major product of human white blood cells stimulated by monosodium urate crystals (Duff, 1983; Malawista, 1985; Martinon, 2006)
- The NLRP-3 (cryopyrin) inflammasome is required for crystal-induced IL-1 production (Martinon, 2006)
  - In gout, IL-1 appears to be higher in the inflammatory cascade than other inflammatory mediators (e.g., TNF and IL-6)
- IL-1 signaling is required for crystal-induced inflammation in in vivo knock-out models (Chen, 2006)

Gout: Evidence for Role of IL-1 *(Continued)*

- Monosodium urate crystals internalized by monocytes activate the NLRP3 inflammasome which leads to the processing and release of IL-1β
- IL-1β induces the expression of adhesion molecules and chemokines which are critical for the recruitment of PMNs into the site of acute inflammation


NALP3
MSU crystals
PYD
PYD
ASC
CARD
CARD
Caspase-1
NALP3 inflammasome activation
IL-1β
IL-1β
Pro-IL-1β

Martinon, 2006

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Rilonacept (ARCALYST®), IL-1 Trap: Structure and Characteristics

- Rilonacept: a dimeric fusion protein
  - Specific blocker of IL-1, incorporating extracellular domains of the 2 receptor components required for IL-1 signalling
    - IL-1RI (IL-1 receptor sub-type 1)
    - IL-1RAcP (IL-1 receptor accessory protein)
  - Molecular weight ~251 kDa
  - Expressed in recombinant Chinese hamster ovary (CHO) cells
- 8.6 days circulation half-life *in vivo*, allowing for once-weekly dosing


IL-1RAcP
"Trapped" IL-1
IL-R1
Fc region

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Mechanism of Action of Rilonacept

- Certain inflammatory responses arise from excessive release of activated IL-1β
- Rilonacept blocks IL-1 signaling by acting as a soluble decoy receptor that binds IL-1 and prevents its interaction with cell surface receptors

IL-1 and inflammation


Blood stream
IL-1β
IL-1β receptor
Inflammatory cells
Inflammation

Mechanism of action of rilonacept


Blood stream
IL-1β
ARCALYST
"traps" IL-1β
Inflammatory cells
Reduced
Inflammation

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Phase 3 Program for Rilonacept in Gout

- Prevention of gout flares in patients initiating uric acid-lowering therapy
  - PRE-SURGE1 (N= 241): Standard-dose rilonacept vs. low-dose rilonacept vs. placebo in patients initiating allopurinol treatment (U.S. trial)
  - PRE-SURGE2 (N≈240): Standard-dose rilonacept vs. low-dose rilonacept vs. placebo in patients initiating allopurinol treatment (International trial)
  - RE-SURGE (N ≈1200): Safety study using standard-dose rilonacept vs. placebo in patients receiving uric acid-lowering therapy (allopurinol, febuxostat, sulfinpyrazone, probenecid; international trial)

  Program follows favorable Phase 2 study results demonstrating robust reduction in occurrence of gout flares during initial 16 weeks of allopurinol treatment

- Treatment of patients in the midst of an acute gout attack
  - SURGE (N=225): Indomethacin alone vs. rilonacept + indomethacin vs. rilonacept alone

Top-line Results

- Prevention of gout flares in patients initiating uric acid-lowering therapy
  - Rilonacept, at both dose levels, met the primary endpoint of reducing the number of gout flares per patient during the first 16 weeks after the initiation of allopurinol therapy ($p < 0.0001$)
  - All secondary endpoints were achieved ($p < 0.001$)
  - Arcalyst was generally well tolerated, the most commonly reported adverse event was injection – site reaction
- Treatment of an ongoing gout attack
  - Rilonacept, when combined with indomethacin and when used alone, failed to improve ongoing gout pain during a gout attack
  - The most commonly reported adverse event was headache (neurologic signs and symptoms)

PRE-SURGE1 Results: A Multi-center, Phase 3, Double-blind, Placebo-controlled Study of the Efficacy and Safety of Rilonacept in the Prevention of Gout Flares Associated with the Initiation of Allopurinol Therapy

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PRE-SURGE1: Study Design


SCREENING
RANDOMIZATION
Group 1:
Placebo SC weekly
Group 2:
Rilonacept 80 mg SC weekly
Group 3:
Rilonacept 160 mg SC weekly
FOLLOW UP
Visit 1:
Day -14 to Day -3
Visit 2:
Day 1*
Visit 3:
Week 2
Visit 4:
Week 4
Visit 5:
Week 8
Visit 6:
Week 12
Visit 7:
Week 16
Visit 8:
Week 20
(35 days ± 4 days
after last dose
of study drug)

* Day 1: Loading dose given in two equal volumes (two 2 mL) subcutaneous injections:

Group 1 = Placebo **OR**

Group 2 = 160 mg Rilonacept (2 vials of 80 mg) **OR**

Group 3 = 320 mg Rilonacept (2 vials of 160 mg)

Initiate daily oral allopurinol therapy (all groups)

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PRE-SURGE1: Inclusion/ Exclusion Criteria

- Key inclusion criteria:
  - Patients 18 - 80 years of age meeting at least 6 of the 13 criteria of the American Rheumatism Association (ARA) for the classification of the acute arthritis of primary gout
  - Serum uric acid ≥ 7.5 mg/dL
  - A self-reported history of ≥ 2 gout flares in the year prior to the Screening Visit
- Key exclusion criteria:
  - Acute gout flare within 2 weeks before Screening Visit
  - Allergy to allopurinol or inadequate urate-lowering response to allopurinol
  - Use of glucocorticoids or colchicine within 4 weeks before Screening Visit
  - Use of NSAIDs within 2 weeks prior to the Screening Visit
  - Use of allopurinol, probenecid, or sulfinpyrazone within 3 months prior to the Screening Visit

PRE-SURGE1: Efficacy Endpoints

- Primary endpoint:
  - Number of gout flares from Day 1 to Week 16

    Defined as patient-reported acute articular pain typical of a gout attack that is deemed to require treatment with an anti-inflammatory therapeutic; presence of at least 3 of the following joint swelling, redness, tenderness and pain; and at least 1 of the following: rapid onset of pain, decreased range of motion, joint warmth or other symptoms similar to a prior gout flare
- Key secondary endpoints:
  - Proportion of patients with one or more gout flares from Day 1 to Week 16
  - Proportion of patients with two or more gout flares from Day 1 to Week 16

PRE-SURGE1: Demographics

	Placebo n=79	Rilonacept 80 mg n=80	Rilonacept 160 mg n=81
Age (years)			
Mean (SD)	52.2 (13.6)	52.9 (12.5)	51.9 (11.6)
Median	53.0	52.5	51.0
Gender n (%)			
Male	76 (96.2%)	71 (88.8%)	76 (93.8%)
Female	3 (3.8%)	9 (11.3%)	5 (6.2%)
Race n (%)			
White	64 (81.0%)	60 (75.0%)	69 (85.2%)
Black and African American	11 (13.9%)	15 (18.8%)	10 (12.3%)
Other	4 (5.1%)	5 (6.3%)	2 (2.4%)
Baseline Weight (kg)			
Mean (SD)	105.3 (23.7)	104.4 (22.0))	104.1 (24.8))
Median	103.0	102.3	99.8
BMI (kg/m^2)			
Mean (SD)	33.1 (7.6)	33.3 (6.3)	33.3 (6.7)
Median	30.9	32.3	32.4
< 30 (kg/m^2)	33 (41.8%)	27 (33.8%)	30 (37.0%)
≥ 30 (kg/m^2)	46 (58.2%)	53 (66.3%)	51 (63.0%)

PRE-SURGE1: Baseline Disease Characteristics

	Placebo n=79	Rilonacept 80 mg n=80	Rilonacept 160 mg n=81
Duration of disease (years)			
Mean (SD)	11.2 (9.4)	9.1 (8.3)	10.0 (8.3)
Median	10.0	6.0	8.0
Uric acid level (mg/dL)			
Mean (SD)	9.4 (1.38)	9.0 (1.16)	9.1 (1.23)
Median	9.0	8.9	9.0
Number of gout flares/year			
Mean (SD)	4.6 (3.6)	4.6 (2.9)	4.5 (3.6)
Median	4.0	4.0	3.0
Duration (days) of a typical gout flare			
Mean (SD)	6.7 (4.6)	6.1 (4.1)	7.7 (8.4)
Median	6.0	5.0	7.0
Severity of typical gout flare (%)			
Mild	6 (7.6%)	3 (3.8%)	3 (3.7%)
Moderate	20 (25.3%)	32 (40.0%)	22 (27.2%)
Severe	53 (67.1%)	45 (56.3%)	56 (69.1%)
Tophi present			
n (%)	8 (10.1%)	10 (12.5%)	8 (9.9%)

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PRE-SURGE1: Patient Disposition


468 Patients Screened
241 Patients Randomized
SC Placebo n=80
Rilonacept 80 mg n=80
Rilonacept 160 mg n=81
22 (27.5%) Discontinued
4 (5.%) Adverse events
0 (%) Lack of efficacy
7 (8.8%) Lost to follow-up
11 (13.7%) Other
16 (20.0%) Discontinued
4 (5.0%) Adverse events
0 (%) Lack of efficacy
3 (3.8%) Loss to follow-up
9 (11.2%) Other
11 (13.6%) Discontinued
3 (3.7%) Adverse events
0 (%) Lack of efficacy
3 (3.7%) Loss to follow-up
5 (6.2%) Other
58 (72.5%) Completed Evaluations through Week 16
64 (80.0%) Completed Treatment through Week 16
70 (86.4%) Completed Treatment through Week 16

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PRE-SURGE1: Mean Number of Gout Flares per Patient – Day 1 to Week 16


(80%↓)
P<0.0001
(73%↓)
P<0.0001
Mean Number of Flares/ Patient
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1.1
(84 flares)
0.3
(23 flares)
0.2
(17 flares)
n=79
n=80
n=81
Placebo
Rilonacept (80 mg)
Rilonacept (160 mg)

PRE-SURGE1: Mean Number of Gout Flares per Patient Accumulated Over Time


Placebo
Rilonacept (80 mg)
Rilonacept (160 mg)
Mean Gout Flares/Patient
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
0
4
8
12
16
Weeks
27
56
73
84
7 *
16 *
22 *
23 *
5 **
11 **
13 **
17 **
*P<0.0001 vs placebo
**P<0.0001 vs placebo

Note: Numbers in brackets are cumulative number of gout flares
*at each time point for Rilonacept 80 mg
**at each time point for Rilonacept 160 mg

PRE-SURGE1: Secondary Endpoint: Proportion of Patients with at Least 1 Gout Flare – Day 1 to Week 16


Proportion of Patients with Gout Flares
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Placebo
Rilonacept (80 mg)
Rilonacept (160 mg)
(65%↓)
P<0.0001
(60% ↓)
P=0.0002
46.8%
(37 patients)
18.8%
(15 patients)
16.3%
(13 patients)
n=79
n=80
n=81

PRE-SURGE1: Secondary Endpoint: Proportion of Patients with ≥ 2 Gout Flare – Day 1 to Week 16



(88%↓)
P<0.0001
(84% ↓)
P<0.0001
Proportion of Patients with Gout Flares
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
31.6%
(25 patients)
5.0%
(4 patients)
3.7%
(3 patients)
n=79
n=80
n=81
Placebo
Rilonacept (80 mg)
Rilonacept (160 mg)

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PRE-SURGE1: Treatment-Emergent AEs through Week 20: (reported in at least 5% of patients)

	SC Placebo (%)	SC Rilonacept 80 mg	SC Rilonacept 160 mg
Patients treated			
n	79	80	81
AEs			
Injection-site reaction	1.3%	8.8%	19.8%
Upper respiratory tract infection	7.6%	8.8%	9.9%
Lower respiratory tract infection	2.5%	5.0%	0
Musculoskeletal pain/discomfort	8.9%	7.5%	6.2%
Headache	1.3%	6.3%	2.5%

SURGE Results: A Randomized, Double-blind, Active-controlled Study of the Safety and Efficacy of Rilonacept for the Treatment of an Acute Gout Flare

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SURGE: Study Scheme


Screening
Visit 1
Patients remain in screening until they experience an acute, gouty flare
Randomization
Visit 2
Day 1
SC Placebo x 2 + oral Indomethacin 50 mg tid for 3 days then 25 mg tid for 9 days
SC Rilonacept 160 mg x 2 + oral Indomethacin 50 mg tid for 3 days then 25 mg tid for 9 days
SC Rilonacept 160 mg x 2 + oral Placebo tid for 12 days
24H
48H
72H
1 Week
2 Weeks
Eligible for Rescue Medication
Follow-up Visit
Visit 6
Day 31

Daily assessments via diary from baseline hours 4, 8, 12, 24
and daily from Day 3 to Day 13 or until the day after the gout flare ends

SURGE: Primary Endpoint: Mean Change from Baseline to Average of PAP Values at 24, 48, and 72 Hours

Likert Scale; 0-4


SC Placebo + oral indomethacin n=75
SC Rilonacept + oral indomethacin n=74
SC Rilonacept + oral Placebo n=73
0.0
-0.5
-1.0
-1.5
-2.0
Mean Change from Baseline to Averaged PAP (Likert Scale)
* P=NS; Per protocol first sequential analysis

*P value comparing SC placebo/Indomethacin and SC rilonacept/indomethacin

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SURGE: Treatment-Emergent AEs through Day 31: (reported in at least 5% of patients)

	SC Placebo + indomethacin	SC Rilonacept + indomethacin	SC Rilonacept + Placebo
Patients treated			
n	77	73	75
AEs			
Headache	7.8%	5.5%	10.8%
Dizziness	5.2%	4.1%	2.7%

Conclusions

- Over the first 16 weeks of the initiation of allopurinol therapy:
  - Rilonacept, at both dose levels, robustly and significantly reduced the occurrence of gout flares, including the incidence of multiple gout flares ($p < 0.001$)
  - All secondary endpoints were achieved ($p < 0.001$)
  - The most commonly reported adverse event was injection-site reaction
- In patients in the midst of an acute gout attack:
  - Rilonacept, when combined with indomethacin and when used alone, failed to significantly improve ongoing gout pain during a gout attack
  - The most commonly reported adverse event was headache
- Detailed results of the studies will be presented at an upcoming medical meeting

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Next Steps

- Two remaining Phase 3 studies are over 80% enrolled with data expected in early 2011
  - PRE-SURGE2 (N≈240): Standard-dose rilonacept vs. low-dose rilonacept vs. placebo in patients initiating allopurinol treatment (International trial)
  - RE-SURGE (N ≈1200): Safety study using standard-dose rilonacept vs. placebo in patients receiving uric acid-lowering therapy (allopurinol, febuxostat, sulfinpyrazone, probenecid; international trial)
- If positive, submit registration packages to regulatory authorities by mid-2011
- Complete assessment of:
  - Market size and opportunity
  - Commercialization options

Initial Phase 3 Studies Results for Rilonacept in the Prevention of Gout Flares in Patients Initiating Uric Acid-lowering Therapy and the Treatment of Patients in the Midst of an Acute Gout Attack

Investor Teleconference

June 9, 2010

REGENERON